SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 7120

New York, NY 10118

(Address of principal executive offices) (Zip code)

Joseph Feldschuh, MD

350 Fifth Avenue

Suite 7120

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31, 2014

DATE OF REPORTING PERIOD: JANUARY 1, 2014 TO JUNE 30, 2014

Item 1. Report to Shareholders

Daxor Corporation

Financial Statements
For the Period Ended
June 30, 2014

ITEM 1

Daxor Corporation

August 29, 2014

Dear Fellow Shareholder:

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations.

We have attached a report of our portfolio holdings and investment activity for the six months ended June 30, 2014. Please review this information carefully.

The Company’s investment policy is to maintain a minimum of 80% of its portfolio in electric utilities. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary or advisable. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio. At June 30, 2014, investments in electric utilities made up 92.1% of the value of the Company’s portfolio. Dividends from the Company’s investments in electric utilities made up 91.5% of the Company’s total dividends received for the six months ended June 30, 2014. The Company is receiving dividend income on 49 of the 60 common and preferred stocks in its investment portfolio at June 30, 2014.

At June 30, 2014, net fair value over cost of the Company’s securities portfolio totaled $24,657,624. This was comprised of net fair value over cost of $24,840,226 and net cost over fair value of $(182,602).

The annualized portfolio turnover rate for the six months ended June 30, 2014 was 5.00% which indicates an average holding period of 20 years for our investment portfolio. The investment approach of management is to buy stocks which it is prepared to hold for the long term.

The Company maintains a diversified securities portfolio which consists primarily of the common and preferred stocks of electric utility companies. The Company sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. At June 30, 2014 the net payable due to the Broker was less than 1% of the value of the Company’s portfolio.

The Company engages in the short selling of stock. When this occurs, the short position is marked to market and this adjustment is recorded as an unrealized gain or loss in the statement of operations. The Company uses historical cost to determine all gains and losses. The fair market value is readily obtainable because all of the Company’s marketable securities are classified as Level 1.

The Company also uses options as follows in order to increase yearly investment income:

a)	The use of “Call” Options. Covered options can be sold up to a maximum of 20% of the value of the portfolio. This provides extra income in addition to dividends received from the Company’s investments. The risk of this strategy is that investments may be called away, which the Company may have preferred to retain. Therefore, a limitation of 20% is placed on the amount of stock on which options can be written. The amount of the portfolio on which options are actually written is usually between 3-10% of the portfolio. The historical turnover of the portfolio is such that the average holding period is in excess of ten years for our securities.

b)	The use of “Put” options. Put options are written on stocks which the Company is willing to purchase. While the Company does not have a high rate of turnover in its portfolio, there is some turnover; for example, due to preferred stocks being called back by the issuing Company, or stocks being called away because call options have been written. If the stock does not go below the put exercise price, the Company records the proceeds from the sale as income. If the put is exercised, the cost basis is reduced by the proceeds received from the sale of the put option. There may be occasions where the cost basis of the stock is lower than the market price at the time the option is exercised.

c)	Speculative Short Sales/Short Options. The Company normally limits its speculative transactions to no more than 15% of the value of the portfolio. The Company may sell uncovered calls on certain stocks. If the stock price does not rise to the price of the call, the option is not exercised and the Company records the proceeds from the sale of the call as income. If the call is exercised, the Company will have a short position in the related stock. The Company then has the choice of covering the short position, or selling a put against it. If the put is exercised, then the short position is covered. The Company’s current accounting policy is to mark to market at the end of each quarter any short positions, and include it in the income statement. While the Company may have speculative positions equal to 15% of its accounts, in actual practice the net short stock positions usually account for less than 10% of the assets of the Company.
1

The Company realized a net gain from the sale of investments for the six months ended June 30, 2014 of $4,459,240.

The most significant gains are as follows: $1,391,316 on 78,900 shares of Exelon, $190,133 on 32,000 shares of Bank of America, $838,300 on 21,200 shares of National Grid and $2,057,190 on 41,400 shares of Entergy. The Company had losses of $(29,956) on the sale of 7,500 shares of AK Steel and $(31,787) on 5,937 shares of United States Natural Gas.

The Company realized a net loss from the sale of short positions of $(7,560,511) for the six months ended June 30, 2014. The following losses were realized on covering short positions during the current period: $(5,959,259) on 19,800 shares of Netflix, Inc. and $(1,666,374) on 20,000 shares of Keurig Green Mountain Coffee Roasters.

At June 30, 2014, the Company had net assets of $25,481,480 or $6.32 per share versus net assets of $26,370,847 or $6.45 per share at December 31, 2013. Net assets decreased by $(889,367) during the six months ended June 30, 2014. The Company had dividend income of $775,922, net realized gains from investments of $4,459,240 and a net change in the unrealized depreciation on investments of $1,762,128 during the current reporting period. These amounts were offset by realized losses on the sale of short positions of $(7,560,511).

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Blood volume measurement is a fundamental tool for accurate diagnosis and treatment in a variety of medical and surgical conditions such as congestive heart failure, critical care medicine and intensive care unit medicine, hypertension, syncope, pre-operative blood screening for hidden anemia, anemia in cancer patients, kidney failure, and hyponatremia, as well as additional conditions. Despite the fact that blood volume derangements are commonly encountered in these conditions, treatment is based on indirect measurements and clinical signs that are, at best, crude guesstimates of what a patient's actual blood volume status is. Despite having a unique technology that should be in every hospital in the United States, we still have minimal utilization.

The most common tools currently in use to estimate blood volumes are the hematocrit/hemoglobin tests. These tests only measure the concentration of red cells in a peripheral sample of the patient's blood and do not measure a patient's blood volume. They are particularly likely to be misleading when patients are having major blood volume derangements. These two tests are more than 125 years old. The Blood Volume Analyzer is the only FDA approved instrument which provides a true measure of the patient's total blood volume to an accuracy of approximately 98% and also provides an accurate estimate of what a patient's normal blood volume should be.

There have been major changes in the administration of healthcare in the United States, particularly with the implementation of the Affordable Care Act ("ACA"). Medicare has instituted a financial penalty policy for conditions such as congestive heart failure when patients are readmitted in 30 days or less. Hospitals are reimbursed on the basis of Diagnostic Reimbursement Guidelines ("DRG's".) The hospital is reimbursed a fixed amount for a specific condition such as congestive heart failure regardless of whether the patient is in the hospital for 5 days, 10 days, or 25 days. Previously hospitals had readmission rates as high as 25% within 30 days for congestive heart failure patients. Each readmission resulted in a completely new payment. Under the new Medicare guidelines, hospitals are now financially penalized for these types of readmissions. In the case of congestive heart failure patients who have a death rate of between 35 to 40% within one year after their first admission, the hospitals are in a very difficult financial situation. The BVA-100 offers a remarkable opportunity to hospitals to avoid readmission penalties and the potential for follow-up outpatient treatment utilizing blood volume measurement to optimize outpatient treatment and avoid readmission.

Dr. Wayne Miller and Dr. Brian Mullan of the Mayo Clinic recently published a powerful study in the Journal of the American College of Cardilogy - Heart Failure (Understanding the Heterogeneity in Volume Overload and Fluid Distribution in Decompensated Heart Failure is Key to Optimal Volume Management) ; J Am Coll Cardiol HF 2014;2:298-305) which demonstrated how heterogeneous these patients are. Physicians treating heart failure patients without this type of knowledge on a formula basis are not treating these patients optimally and this is a major reason for the high readmission rates.

There have been many published research reports issued over the last 10 years which definitively show the benefits of the utilization of blood volume analysis. Despite this, there has still has been limited acceptance and utilization of this technology. The company has, therefore, made a decision to review the possibility of partnering with another company with the appropriate scientific expertise and financial assets to begin a more aggressive marketing program. As part of this process the company has decided to retain the services of an investment banker to explore possibilities such as a partnership, a partial sale of the company, or a total sale of the company. Management believes that the potential benefits for an acquiring company are significant.

If used properly, the market in the United States for patients under consideration for a blood transfusion or the withholding of a transfusion would approach five million tests per year. There are currently 250,000 to 350,000 patients undergoing renal dialysis at any given time. The death rate for renal dialysis patients is that about 65% within five years. 25% of these patients suffer at least one severe crash episode, which is a collapse of their blood pressure. Dr. David Goldfarb of the New York University Medical Center has performed research on these types of patients utilizing blood volume measurement. For the first time, he has demonstrated that it is possible to accurately determine the quantity of fluids to be removed from a patient during dialysis. At the present time this is performed on a "guesstimate" basis. It is not surprising there is such a high rate of complications in these patients.

We are in the process of upgrading our website to provide significantly more information for physicians as well as members of the public about the benefits of utilizing blood volume measurement.

2

The most widely read textbook in Critical Care Medicine is “The ICU Book (Intensive Care Unit)” by Paul Marino, M.D., PhD, FCCM. The fourth edition of this book was released in October of 2013. Dr. Marino is on the staff of Cornell University and is an internationally recognized authority on Critical Care Medicine.

In a chapter on Hypovolemia (Low Blood Volume) in the fourth edition of “The ICU Book,” Dr. Marino wrote the following: “Blood Volume measurements have traditionally required too much time to perform to be clinically useful in an ICU setting, but this has changed with the introduction of a semi-automated Blood Volume Analyzer (Daxor Corporation, New York, NY) that provides blood volume measurements in less than an hour. When blood volume measurements were made available for patient care, 53% of the measurements led to a change in fluid management, and this was associated with a significant decrease in mortality rate (from 24% to 8%). These results highlight the benefits of the clinical assessment of blood volume, and the potential for improved outcomes when blood volume measurements are utilized for fluid management.”

Among the concluding statements Dr. Marino makes in this chapter are the following: “The clinical evaluation of intravascular volume, including the use of central venous pressure (CVP) measurements, is so flawed that it has been called a comedy of errors” and direct measurements of blood volume are clinically feasible, but are underutilized.“This is important recognition from a physician who is considered one of the top authorities on Intensive Care Medicine. We are making every effort to publicize this information as part of our ongoing efforts to educate the public about the importance of blood volume measurement.

With respect to our autologous blood storage program, we are still pursuing our efforts to encourage individuals to store their own blood. As a physician whose father died from a contaminated transfusion, I continue to be astonished at individuals who are happy to spend from $2,000 to $3,000 per year insuring their car but consider it extravagant to spend one dollar per day to store their own blood.

The American Medical Association has specifically stated that the safest blood to use is your own. Frozen blood stored at 150 degrees below freezing can be used for up to 10 years after it has been collected. Refrigerated red blood cells can be used for up to 42 days after collection. However, studies have shown that there is a significant decrease in the effectiveness of the blood cells after only two weeks of refrigerated storage. In contrast, blood frozen and stored at extremely low temperatures has similar characteristics to freshly donated blood once it is thawed and processed even after being stored for up to 10 years.

Some of the benefits of using your own blood during surgery are:

●	Improved surgical outcomes
●	Reduced costs
●	Reduced risk of anemia at the time of surgery
●	Greater protection against infection

There are non surgical conditions which can lead to the use of anti-coagulants, analgesics and aspirin. This can cause sudden blood loss which lowers the hematocrit and hemoglobin levels. Individuals who take these medications would benefit from storing their own blood for the following reasons:

●	Protect against heart and kidney failure
●	Reduce risk of anemia
●	Strengthening the immune system

We are in the process of creating professional grade videos in order to provide additional educational material to the public about the benefits of this most important form of protection.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Joseph Feldschuh, MD

President

3

Daxor Corporation

Schedule of Investments

June 30, 2014 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 152.39%

Banking -0.60%
Bank of America Corp	3,195	$49,107
First Niagara Financial Group, Inc.	5,000	43,700
Popular, Inc. (a)	1,700	58,106
		$150,913

Communication Services-0.30%
Frontier Communications Corp.	12,500	$73,000
Novatel Wireless Inc. (a)	2,000	3,820
		$76,820

Gold-0.35%
Newmont Mining Corporation	3,500	$89,040

Investment Services-0.78%
United States Natural Gas Fund, LLP (a)	8,125	$199,875

Other Common Stock-0.11%		$27,006

Oil & Gas Operations-0.63%
Exco Resources, Inc.	13,900	$81,871
Williams Companies, Inc.	1,200	69,852
WPX Energy Inc. (a)	400	9,564
		$161,287
4

Daxor Corporation

Schedule of Investments (Continued)

June 30, 2014 (Unaudited)

	Shares	Fair Value
COMMON STOCKS-152.39%

Utilities-149.25%
Electric Utilities-145.13%
Ameren Corp.	4,000	$163,520
American Electric Power Co. Inc.	22,600	1,260,402
Avista Corp.	14,396	482,554
Calpine Corp. (a)	1,328	31,620
Centerpoint Energy, Inc.	5,000	127,700
CMS	41,500	1,292,725
DTE Energy Co.	47,000	3,659,890
Duke Energy Corp.	18,117	1,344,100
Edison International	7,000	406,770
Entergy Corp.	60,045	4,929,094
Exelon Corp.	38,000	1,386,240
Firstenergy Corp.	98,286	3,412,490
Great Plains Energy Inc.	21,000	564,270
Hawaiian Electric Industries, Inc.	58,200	1,473,624
National Grid PLC Shares	38,751	2,882,299
National Grid PLC ADR	30,392	436,281
NISOURCE Inc.	44,000	1,730,960
Northeast Utilities	41,320	1,953,196
Pepco Holdings Inc.	2,201	60,483
PG & E Corp.	7,000	336,140
Pinnacle West Capital Corp.	31,002	1,793,156
PNM Resources, Inc.	78,750	2,309,738
Teco Energy, Inc.	2,000	36,960
UIL Holdings Corp.	22,332	864,472
UNITIL Corp.	52,900	1,789,607
Westar Energy, Inc.	42,941	1,639,917
XCEL Energy, Inc.	19,050	613,982
		$36,982,190

Natural Gas Utilities-4.12%
Integrys Energy Group, Inc.	4,500	$320,085
Southwest Gas Corp.	1,000	52,790
Spectra Energy Corp.	15,925	676,494
		$1,049,369

Total Utilities		$38,031,559

Waste Management-0.37%
Veolia Environment SA ADR	5,000	$95,000

Total Common Stock (Cost $14,804,939)-152.39%		$38,831,500
5

Daxor Corporation

Schedule of Investments (Continued)

June 30, 2014 (Unaudited)

	Shares	Fair Value

Preferred Stocks-6.73%
Banking-5.24%
Bank of America Corp., 6.204% Series D	1,000	$25,066
Bank of America Corp., 7.250% Series L	700	820,981
Barclays Bank PLC ADR, 8.125% Series 5 Callable	2,500	64,650
Deutsche Bank Contingent Capital Trust III Preferred, Div 7.60%	10,000	280,000
Goldman Sachs Group, 6.20% Series B Callable	1,000	24,899
Wells Fargo Company, 8.00 % Series J Non-Cumulative	4,000	118,960
		$1,334,556

Electric Utilities-1.39%
Duquesne Light Co. Preferred, 3.75% Callable	400	$16,600
Pacific Gas & Electric, 5% Series D	1,000	23,180
Pacific Gas & Electric, 5% Series E	1,100	26,477
Pacific Gas & Electric, 6% Series A	4,200	116,130
Southern California Edison, 4.32% Callable	5,500	115,610
Southern California Edison, 4.78% Callable	2,500	57,125
		$355,122

Life Insurance-0.10%
MetLife Inc., Series B	1,000	$25,540

Total Preferred Stock (Cost $1,084,155)-6.73%		$1,715,218

Total Investment in Securities (Cost $15,889,094)-159.12%		$40,546,718

Investment in Operating Division (Cost $4,018,593)-13.18%		$3,359,094

Deferred Income Taxes, Net-4.23%		$1,078,564

Other Assets-0.52%		$131,781

Total Assets-177.05%		$45,116,157
Total Liabilities – (77.05%)		(19,634,677)
Net Assets-100.00%		$25,481,480
6

Daxor Corporation
Schedule of Investments (Continued)
June 30, 2014 (Unaudited)

At June 30, 2014, the unrealized appreciation for investment in securities based on cost for federal income tax purposes of $16,027,456 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of fair value over cost, net of tax effect	$16,146,147
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over fair value, net of tax effect	(118,691)
Unrealized appreciation, net of tax effect	$16,027,456

(a)	Non-income producing security

Portfolio Analysis

As of June 30, 2014

Percentage of Net Assets
Common Stock
Banking	0.60%
Communication Services	0.30%
Gold	0.35%
Investment Services	0.78%
Other Common Stock	0.11%
Oil & Gas Operations	0.63%
Utilities	149.25%
Waste Management	0.37%
Total Common Stock	152.39%

Preferred Stock
Banking	5.24%
Electric Utilities	1.39%
Life Insurance	0.10%
Total Preferred Stock	6.73%

Total Investment in Securities	159.12%
7

Daxor Corporation
Schedule of Investments (Continued)
June 30, 2014 (Unaudited)

Name of Issuer	Number of Shares in Short Position at 06/30/14	Fair Value of Short Position at 06/30/14
Securities Sold Short-(53.82%)
Apple, Inc.	(14,000)	$(1,301,020)
Best Buy Co. Inc.	(18,900)	(586,089)
Coach, Inc.	(2,000)	(68,380)
First Solar	(13,600)	(966,416)
Gap, Inc.	(5,000)	(207,850)
General Electric Co.	(2,500)	(65,700)
Hewlett Packard Company	(7,400)	(249,232)
Intuitive Surgical, Inc.	(500)	(205,900)
KB Home	(3,000)	(56,040)
Keurig Green Mountain, Inc.	(20,300)	(2,529,583)
Netflix, Inc.	(3,700)	(1,630,220)
Pool Corp.	(5,000)	(282,800)
Ralph Lauren Corporation	(1,500)	(241,035)
Simon Property Group Inc.	(28,000)	(4,655,840)
St. Joe Co.	(5,500)	(139,865)
Starbucks Corporation	(3,500)	(270,830)
Toll Brothers Inc.	(1,500)	(55,350)
UBS AG	(5,000)	(91,600)
Washington Prime Group Inc.	(6,000)	(112,440)
Total Securities Sold Short-(53.82%)		$(13,716,190)

Restricted Cash (b)-53.81%		13,713,575

Securities borrowed at fair market value, Net of Restricted Cash-(0.01%)		$(2,615)

The accompanying notes are an integral part of these financial statements.

8

Daxor Corporation Summary of Options (Unaudited) As at June 30, 2014

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR VALUE
Open Options Written-(9.31%)
Call Options Written- (9.10%)
Advanced Micro Devices, Inc.	(50)	5.00	07/18/2014	$(93)
Apple, Inc.	(70)	82.86	07/18/2014	(71,575)
Apple, Inc.	(70)	83.57	07/18/2014	(66,675)
Apple, Inc.	(70)	84.29	07/18/2014	(61,775)
Apple, Inc.	(35)	85.00	07/18/2014	(28,350)
Apple, Inc.	(70)	85.71	07/18/2014	(51,975)
Apple, Inc.	(35)	90.00	07/18/2014	(12,600)
Apple, Inc.	(35)	82.86	08/15/2014	(37,188)
Apple, Inc.	(35)	83.57	08/15/2014	(35,000)
Apple, Inc.	(70)	84.29	08/15/2014	(65,625)
Apple, Inc.	(35)	85.00	08/15/2014	(30,537)
Apple, Inc.	(35)	85.71	08/15/2014	(28,613)
Apple, Inc.	(105)	90.00	10/17/2014	(68,775)
BlackBerry Limited	(35)	9.00	07/18/2014	(4,515)
Entergy Corp.	(40)	70.00	09/12/2014	(48,800)
Entergy Corp.	(2)	65.00	01/16/2015	(3,350)
Entergy Corp.	(50)	70.00	01/16/2015	(60,500)
Exelon Corp.	(2)	28.00	07/18/2014	(1,720)
Exelon Corp.	(2)	30.00	07/18/2014	(1,300)
Exelon Corp.	(1)	31.00	07/18/2014	(550)
Exelon Corp.	(20)	32.00	07/18/2014	(9,100)
Exelon Corp.	(100)	33.00	07/18/2014	(35,825)
Firstenergy Corp.	(45)	36.00	07/18/2014	(788)
Firstenergy Corp.	(30)	38.00	07/18/2014	(150)
Firstenergy Corp.	(50)	39.00	07/18/2014	(3)
Firstenergy Corp.	(40)	40.00	07/18/2014	(1)
Firstenergy Corp.	(30)	38.00	10/17/2014	(825)
First Niagra Financial Group Inc.	(50)	12.50	07/18/2014	(500)
Frontier Communications Corporation	(75)	7.00	11/21/2014	(750)
Intuitive Surgical, Inc.	(5)	460.00	07/18/2014	(245)
Netflix, Inc.	(3)	280.00	07/18/2014	(48,220)
Netflix, Inc.	(10)	320.00	07/18/2014	(121,000)
Netflix, Inc.	(10)	330.00	07/18/2014	(111,001)
Netflix, Inc.	(10)	335.00	07/18/2014	(106,700)
Netflix, Inc.	(20)	340.00	07/18/2014	(202,414)
Netflix, Inc.	(10)	350.00	07/18/2014	(91,126)
Netflix, Inc.	(10)	360.00	07/18/2014	(81,190)
Netflix, Inc.	(10)	370.00	07/18/2014	(71,382)
Netflix, Inc.	(17)	325.00	08/15/2014	(199,468)
Netflix, Inc.	(20)	340.00	08/15/2014	(206,444)
Netflix, Inc.	(10)	430.00	08/15/2014	(33,090)
Netflix, Inc.	(10)	260.00	09/19/2014	(181,612)
Netflix, Inc.	(10)	380.00	09/19/2014	(71,975)
Netflix, Inc.	(10)	390.00	09/19/2014	(64,575)
United States Natural Gas	(56)	32.00	07/18/2014	(224)
Veolia Environnement SA	(50)	22.50	10/17/2014	(1,250)
Total Call Options Written				$(2,319,374)
9

Daxor Corporation Summary of Options (Unaudited) As at June 30, 2014

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR VALUE
Put Options Written- (0.21%)
Apple, Inc.	(35)	72.86	07/18/2014	$(18)
Bank of America Corp.	(50)	14.00	07/18/2014	(136)
Bank of America Corp.	(50)	15.00	07/18/2014	(780)
Bank of America Corp.	(100)	13.00	08/15/2014	(110)
Bank of America Corp.	(150)	14.00	08/15/2014	(1,064)
Bank of America Corp.	(100)	15.00	08/15/2014	(2,785)
Bank of America Corp.	(35)	12.00	11/21/2014	(262)
Bank of America Corp.	(50)	13.00	11/21/2014	(800)
Bank of America Corp.	(100)	15.00	11/21/2014	(6,600)
Bank of America Corp.	(100)	12.00	01/16/2015	(1,606)
Best Buy Co. Inc.	(75)	23.00	07/18/2014	(1)
Best Buy Co. Inc.	(25)	20.00	09/19/2014	(178)
Coach, Inc.	(20)	40.00	08/15/2014	(11,967)
Entergy Corp.	(25)	60.00	01/16/2015	(563)
Exco Resources Inc	(50)	5.00	09/19/2014	(768)
Exelon Corp.	(75)	30.00	07/18/2014	(375)
Exelon Corp.	(50)	28.00	10/17/2014	(500)
Exelon Corp.	(25)	30.00	10/17/2014	(437)
Firstenergy Corp.	(50)	30.00	07/18/2014	(505)
Firstenergy Corp.	(20)	28.00	01/16/2015	(650)
First Solar Inc.	(15)	45.00	07/18/2014	(13)
First Solar Inc.	(45)	57.50	07/18/2014	(495)
First Solar Inc.	(25)	35.00	09/19/2014	(367)
General Electric Co.	(30)	18.00	12/19/2014	(86)
Keurig Green Mountain, Inc.	(100)	100.00	07/18/2014	(1,000)
Keurig Green Mountain, Inc.	(75)	95.00	08/15/2014	(6,975)
Hewlett Packard Company	(26)	26.00	07/18/2014	(52)
Hewlett Packard Company	(20)	20.00	08/15/2014	(20)
Hewlett Packard Company	(20)	24.00	08/15/2014	(20)
Hewlett Packard Company	(20)	25.00	08/15/2014	(40)
Hewlett Packard Company	(20)	24.00	11/21/2014	(260)
Intuitive Surgical, Inc.	(5)	370.00	07/18/2014	(700)
KB Homes	(30)	13.00	07/18/2014	(30)
Newmont Mining Corporation	(20)	20.00	12/19/2014	(550)
Newmont Mining Corporation	(30)	21.00	12/19/2014	(1,230)
National Grid PLC	(50)	60.00	09/19/2014	(2,250)
National Grid PLC	(55)	65.00	09/19/2014	(1,925)
National Grid PLC	(15)	65.00	12/19/2014	(1,163)
Netflix, Inc.	(10)	260.00	07/18/2014	(130)
Pool Corp.	(30)	45.00	07/18/2014	(1,500)
Ralph Lauren Corporation	(20)	125.00	07/18/2014	—
Starbucks Corporation	(35)	50.00	07/18/2014	(70)
Simon Property Group Inc.	(10)	110.00	07/18/2014	(580)
Simon Property Group Inc.	(10)	135.00	07/18/2014	—
Simon Property Group Inc.	(25)	140.00	07/18/2014	—
Simon Property Group Inc.	(20)	145.00	07/18/2014	(2)
Simon Property Group Inc.	(30)	155.00	07/18/2014	(480)
Simon Property Group Inc.	(10)	160.00	07/18/2014	(135)
Simon Property Group Inc.	(10)	165.00	07/18/2014	(186)
Simon Property Group Inc.	(20)	110.00	10/17/2014	(2,840)
UBS AG	(20)	16.00	09/19/2014	(250)
Total Put Options Written				$(53,454)

Total Call and Put Options Written- (Premium Received)-(9.31%)				$(2,372,828)

Margin loans payable-(67.41%)				$(17,176,579)

Other Liabilities-(0.33%)				$(85,270)

TOTAL LIABILITIES – (77.05%)				$(19,634,677)
10

Daxor Corporation
Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

Assets:
Investments in securities at fair value, (cost of $15,889,094)	$40,546,718
Investment in operating division at fair value, (cost of $4,018,593)	3,359,094
Prepaid taxes	52,059
Dividends receivable	79,722
Deferred income taxes, net	1,078,564
Total Assets	45,116,157
Liabilities:
Margin loans payable	17,176,579
Call and put options	2,372,828
Securities borrowed at fair value, net of restricted cash	2,615
Income taxes payable	70,510
Accounts payable and accrued expenses	12,145
Total Liabilities	19,634,677

Net Assets	$25,481,480

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,034,074 shares outstanding of $0.01 par value capital stock outstanding)	$6.32
Net Assets consist of:
Capital paid in	$10,743,755
Undistributed net investment income	11,852,148
Unrealized appreciation on investments	16,027,456
Treasury Stock	(13,141,879)
Net Assets	$25,481,480

The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation
Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend Income	$775,922

Expenses:
Investment administrative charges	110,344
Professional fees	73,370
Transfer agent fees	29,822
Interest	107,298
Total Expenses	320,834

Net Investment Income	455,088

Realized and Unrealized Gain on Investments and Other items
Net realized gain from investments	4,459,240
Net realized gain from options	141,897
Net realized loss from short sales	(7,560,511)
Net change in unrealized depreciation on investments, net of deferred taxes of $948,838	1,762,128
Net change in unrealized depreciation on Operating Division	(2,065,380)
Net Realized and Unrealized losses on investments and other items	(3,262,626)

Income Tax Benefit	2,333,122

Net Decrease in Net Assets Resulting From Operations	$(474,416)

The accompanying notes are an integral part of these financial statements.

12

Daxor Corporation
Statement of Changes in Net Assets

For the Six Months Ended June 30, 2014 and the Year Ended December 31, 2013

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Decrease in Net Assets from Investments
Net investment income	$2,788,210	$5,182,003
Net realized gain from investments	4,459,240	1,412,661
Net realized gain from options	141,897	4,655,023
Net realized loss from short sales	(7,560,511)	(13,202,491)
Net change in unrealized depreciation on investments	1,762,128	(2,347,116)
Net change in unrealized depreciation on Operating Division	(2,065,380)	(3,918,453)
Net Decrease in Net Assets Resulting From Investments	(474,416)	(8,218,373)

Capital Share Transactions:
Decrease in net assets resulting from purchase of treasury stock	(414,951)	(320,050)

Distributions to shareholders from:
Payment of dividends	—	(204,549)

Total Net Decrease in Net Assets	(889,367)	(8,742,972)

Net Assets:
Beginning of Period	26,370,847	35,113,819

End of Period (including undistributed net investment income of $11,852,148 and $12,995,375 included in net assets)	$25,481,480	$26,370,847

The accompanying notes are an integral part of these financial statements.

13

Daxor Corporation
Statement of Cash Flows
For the Six Months Ended June 30, 2014 (Unaudited)

Cash flows from operating activities:
Net Decrease in Net Assets Resulting From Operations	$(474,416)
Net realized gain from investments	(4,459,240)
Net realized gain from options	(141,897)
Net realized loss from short sales	7,560,511
Net change in unrealized depreciation on investments	(1,762,128)
Investment in/Purchases of Operating Division	(2,085,980)
Net change in unrealized depreciation on Operating Division	2,065,380
Purchase of call and put options	(3,392,277)
Sale of call and put options	3,764,866
Purchases of securities	(4,724,394)
Proceeds from sales of securities	8,223,773
Decrease in receivable from broker	133,897
Decrease in dividends receivable	64,961
Increase in prepaid taxes	(25,438)
Decrease in accounts payable	(15,614)
Decrease in income tax refund receivable	1,084,117
Increase in income taxes payable	35,000
Increase in securities sold short, net of receivable from broker	2,615
Deferred income taxes	(2,370,303)
Net cash provided by operating activities	3,483,433

Cash provided by financing activities
Proceeds from margin loan payable	10,154,452
Repayment of margin loan payable	(13,222,934)
Purchase of treasury stock	(414,951)
Net cash used in financing activities	(3,483,433)

Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:

Income Taxes	$25,438

Interest	$107,298

The accompanying notes are an integral part of these financial statements.

14

Daxor Corporation
Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 1-212-330-8500.

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Net Asset Value Per Share, Beginning of Period	$6.45	$8.50

Net investment income	0.69	1.26
Net realized and unrealized (loss) from investments	(0.80)	(3.26)
Other	(0.02)	—
Total from Investment Operations	(0.13)	(2.00)

Less:
Dividends paid	—	(0.05)

(Decrease) in Net Asset Value Per Share	(0.13)	(2.05)

Net Asset Value Per Share, End of Period	$6.32	$6.45

Total Return on Average Net Assets	(2.06%)	(27.40%)

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$25,481	$26,370

Ratio of total expenses to average net assets	1.24%	2.04%

Ratio of net investment income before income taxes to average net assets	1.76%	4.62%

Ratio of net investment income to average net assets	10.75%	16.86%

Portfolio turnover rate	5.00%	8.90%

The accompanying notes are an integral part of these financial statements.

15

Daxor Corporation
Notes to Financial Statements

June 30, 2014 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

16

Daxor Corporation
Notes to Financial Statements

June 30, 2014 (Unaudited)

2. Significant Accounting Policies-(continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statements of financial condition at estimated fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

Net investment and net realized gains are not distributed, but rather are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve. The Company may at its discretion pay dividends to shareholders.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

17

Daxor Corporation
Notes to Financial Statements

June 30, 2014 (Unaudited)

3. Investments and related risks

The following tables summarize the inputs used as of June 30, 2014 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2014, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$38,831,500	$—	$—	$38,831,500
Preferred Stocks	1,715,218	—	—	1,715,218
Investment in Operating Division	—	—	3,359,094	3,359,094
Total	$40,546,718	$—	$3,359,094	$43,905,812

Liabilities	Level 1	Level 2	Level 3	Total
Margin Loans	$17,176,579	$—	$—	$17,176,579
Call and Put Options	$2,372,828	$—	$—	$2,372,828

During the six months ended June 30, 2014, the Company realized proceeds of $8,223,773 from the sale of investment securities and $3,764,866 from writing call and put options. During the same period, the Company spent $ 4,724,394 to purchase investment securities and $3,392,277 to purchase call and put options.

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the six months ended June 30, 2014:

Balance at June 30, 2014
Balance, January 1, 2014	$3,338,494
Investment in/Loan to Operating Division	2,085,980
Unrealized Loss on Operating Division	(2,065,380)
Balance June 30, 2014	$3,359,094

The Company’s Level 3 assets consist of its investment in its Operating Division. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations.

As such, the Company has determined that the value of the Operating Division approximates the net book value of certain property and equipment reduced by the remaining mortgage balance on such property and equipment. The property and equipment consist of land, buildings and laboratory equipment located in Oak Ridge, Tennessee.

18

Daxor Corporation
Notes to Financial Statements

June 30, 2014 (Unaudited)

4. Derivative Instruments

The Company writes call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

The following table summarizes the Company’s activity in call and put options for the six months ended June 30, 2014.

Total Proceeds Received on open positions at 01/01/14	Sale of Options from 01/01/14-06/30/14	Expirations, Purchases and Assignments of Options from 01/01/14-06/30/14	Proceeds Received on open positions at 06/30/14	Market Value at 06/30/14	Unrealized (Loss) at 06/30/14
$1,006,962	$3,764,866	$3,745,335	$1,026,493	$2,372,828	$(1,346,335)

The derivatives are shown at market value of $2,372,828 on the Statement of Assets and Liabilities at June 30, 2014 as “Call and Put Options.”

The following table summarizes the value of all derivatives as reported on the Statement of Assets and Liabilities at June 30, 2014:

Description	Market Value	Proceeds	Net (Loss) Gain	Unrealized Gain	Unrealized (Loss)
Call Options	$2,319,374	$917,944	$(1,401,430)	$6,036	$(1,407,466)
Put Options	53,454	108,549	55,095	69,692	(14,597)
Total Options	$2,372,828	$1,026,493	$(1,346,335)	$75,728	$(1,422,063)

For the six months ended June 30, 2014, the Company recorded a net unrealized loss of $(1,441,748) on call and put options and a net realized gain of $141,897 on call and put options.

5. Income Taxes

The Company accrues income taxes in interim periods based upon it estimated annual effective tax rate.

The net income tax benefit for the six months ended June 30, 2014 is comprised of the following:

State and Local Franchise Taxes	$35,243
Other	1,938
Total current income tax expense	37,181
Deferred income tax benefit	(2,370,303)
Net benefit for income taxes	$(2,333,122)
19

Daxor Corporation
Notes to Financial Statements

June 30, 2014 (Unaudited)

5. Income Taxes-(continued)

The Company is currently undergoing two audits. Certain allocation percentages are being audited by the New York City Department of Finance and the New York State Department of Finance for the years ended December 31, 2010 and 2011. Since neither audit has been completed, the Company cannot determine if any additional taxes, interest and penalties will be assessed.

Since the Company does not distribute all of its net investment income, it may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Company is not held to be a mere holding or investment company.

Provided the Company manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Company should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options and mark to market on short positions, as well as carry forwards of the Company’s net operating losses of $6,969,894, net capital losses of $12,057,876 and tax credits of $879,061 for tax purposes.

The deferred income tax asset at June 30, 2014 is computed at the federal statutory rate of 35% and comprised of the following:

Deferred Tax Asset:

Fair value adjustment for available-for-sale securities	$(8,630,169)
Unrealized losses on short positions	2,198,373
Net Operating Loss-carry forward	2,439,463
Net Capital Loss-carry forward	4,220,258
Tax Credits carried forward	879,061
Others	(28,422)
$1,078,564

7. Related Party Transactions

The Company reported $110,344 of investment administrative charges on the Statement of Operations for the six months Ended June 30, 2014. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company.

8. Margin Loans

The Company has total margin loans payable at June 30, 2014 of $17,176,579. These loans are secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the six months ended June 30, 2014 was $102,400. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the six months ended June 30, 2014:

Balance at 06/30/14	Weighted average interest rate at 06/30/14	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$17,176,579	1.18%	$22,032,526	$18,322,553	1.12%
20

Daxor Corporation
Notes to Financial Statements

June 30, 2014 (Unaudited)

9. Capital Stock

At June 30, 2014, there were 10,000,000 shares of $0.01 par value capital stock authorized. During the six months ended June 30, 2014, the Company repurchased 55,504 shares at a total cost of $414,951.

10. Recently Issued Accounting Pronouncement

In June 2014, the FASB issued ASU 2014-12, “Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period” (“ASU No. 2014-12”). ASU No. 2014-12 requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. An entity should recognize compensation cost in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the periods for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. ASU 2014-12 becomes effective for interim and annual periods beginning on or after December 15, 2015. Early adoption is permitted. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s consolidated financial statements.

11. Subsequent Events

The Company has evaluated subsequent events through the date of the filing.

21

Daxor Corporation
Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 1-212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to the Company’s portfolio securities, as well as information relating to portfolio securities during the 6 month period ended June 30, (i) is available, without charge and upon request, by calling 1-212-330-8500; and (ii) on the U.S. Securities and Exchange Commission’s website.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q for March 31, 2014, reporting portfolio securities held by the Company, is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

22

Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose It?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

23

Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” director is an officer and director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 7120, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships
Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships
Robert Willens October 23, 1946 2002	President & CEO, Robert Willens LLC. EGA Emerging Shares Global Trust
Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 1974	Chairman of the Board of Directors and President of Daxor Corporation. No Directorships
Michael Feldschuh November 6, 1969 2013	President of Aristarc Capital LLC No Directorships

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 Chairman of the Board of Directors and President	See Above
David Frankel November 27, 1960 Chief Financial Officer	Chief Financial Officer of Daxor Corporation since January 1, 2007. Chief Compliance Officer of Daxor Corporation since January 1, 2012 No Directorships

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-212-330-8500.

24

Daxor Corporation

June 30, 2014

ITEM 2. CODE OF ETHICS

Not applicable-only effective for annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable-only effective for annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable - only effective for annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable - only effective for annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Our Annual Meeting of Stockholders was held on June 18, 2014.

The individuals named below were elected as directors, each to serve until the next Annual Meeting or until his successor is duly elected and qualified. Shares voted were as follows:

Name of Director	For	Withheld	Broker Non-Votes
Joseph Feldschuh, M.D.	3,201,941	285,647	511,616
Michael Feldschuh	3,199,741	287,847	511,616
Robert Willens	3,479,911	7,677	511,616
James A. Lombard	3,478,411	9,177	511,616
Martin S. Wolpoff	3,476,611	10,977	511,616
Bernhard Saxe, Esq.	3,479,911	7,677	511,616
25

Daxor Corporation

June 30, 2014

At such meeting, the stockholders approved Proposal 2, ratifying the approval of Rotenberg, Meril Solomon Bertiger & Guttilla PC as our independent registered accounting firm. The votes for Proposal 2 were as follows:

For	Against	Abstain
3,983,910	3,948	11,346

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

26

Daxor Corporation

June 30, 2014

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

27

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Daxor Corporation.

By:	/s/ Joseph Feldschuh
Name: Joseph Feldschuh, President
Title: (Chief Executive Officer/Chairman of the Board of Directors/Principal Executive Officer)

Date: August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

David Frankel.

By:	/s/ David Frankel
Name: David Frankel
Title: Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer/Chief Compliance Officer)

Date: August 29, 2014

28